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                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ___________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          Blue Martini Software, Inc.
 -----------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


              Delaware                                    94-3303721
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(State of Incorporation or Organization)                (I.R.S. Employer
                                                        Identification no.)

2600 Campus Drive, San Mateo, CA                             94403
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(Address of principal executive offices)                  (Zip code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following. [X]

Securities Act registration statement number to which this form relates:
                                                                        -------
Registration No. 333-36062
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     (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class to                   Name of Each Exchange on Which
         be so Registered                     Each Class is to be Registered
     ----------------------                  --------------------------------

              None                                        N/A
     ----------------------                  --------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.001 par value
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                               (Title of class)
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Item 1.        Description of Registrant's Securities to be Registered.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 64 of the Prospectus included in the Registrant's Amendment No. 1 to its Form S-1 Registration Statement, No 333-36062, filed with the Securities and Exchange Commission (the "Commission") on June 28, 2000 and is incorporated herein by reference.

Item 2.        Exhibits.

     Exhibit
     Number         Description

     3.2 Form of Fourth Amended and Restated Certificate of Incorporation of Registrant. (1)

     3.4 Bylaws of the Registrant to be filed on the closing of the offering made hereby. (1)

     4.1            Specimen Stock Certificate.  (1)

_______________________________
(1) filed as an exhibit to the Registration Statement and incorporated herein by reference
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Blue Martini Software, Inc.
                                     ---------------------------
                                     (Registrant)

Date:  June 29, 2000                 By:     /s/ John E. Calonico, Jr.
                                        -----------------------------
                                                 John E. Calonico, Jr.
                                                 Chief Financial Officer